City Savings Financial Corporation
                              2000 Franklin Street
                          Michigan City, Indiana 46360
                                 (219) 879-5364

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held On October 22, 2003

     Notice is hereby given that the Annual Meeting of Shareholders of City Savings Financial Corporation (the "Holding Company") will be held at the
Holding Company's principal office at 2000 Franklin Street, Michigan City, Indiana, on Wednesday, October 22, 2003, at 1:30 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of two directors of the Holding Company for three-year terms expiring in 2006.

     2. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 2, 2003, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended June 30, 2003, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.



                                  By Order of the Board of Directors



                                  /s/ Thomas F. Swirski

                                  Thomas F. Swirski
                                  President and Chief Executive Officer



Michigan City, Indiana
September 15, 2003


IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       City Savings Financial Corporation
                              2000 Franklin Street
                          Michigan City, Indiana 46360
                                 (219) 879-5364

                                PROXY STATEMENT

                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                October 22, 2003

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of City Savings Financial Corporation (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 1:30 p.m., Eastern Standard Time, on October 22, 2003, at the Holding Company's principal office at 2000 Franklin Street, Michigan City, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of City Savings Bank (the "Bank"). This Proxy Statement is expected to be mailed to the shareholders of the Holding Company on or about September 15, 2003.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Richard G. Cook, 2000 Franklin Street, Michigan City, Indiana 46360, (ii) submitting a duly executed proxy bearing a later date, or
(iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on September 2, 2003 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 555,450 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of September 2, 2003, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                          Number of Shares
Name and Address                           of Common Stock        Percent
of Beneficial Owner(1)                   Beneficially Owned      of Class
----------------------                   ------------------      --------
Jeffrey L. Gendell ......................      50,320 (2)           9.1%
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut 06830

Home Federal Savings Bank, as Trustee
  501 Washington Street
  Columbus, Indiana 47201 ...............      44,436 (3)           8.0%

Thomas F. Swirski
  2000 Franklin Street
  Michigan City, Indiana 46360 ..........      40,492 (4)           7.3%

George L. Koehm
  2000 Franklin Street
  Michigan City, Indiana 46360 ..........      37,291 (5)           6.7%
----------------
(1) The information in this chart is based on Schedule 13G and 13D Reports filed by the above-listed persons with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings.
(2) These shares are held by Tontine Financial Partners, L.P., a Delaware limited partnership. Tontine Management, L.L.C., a Delaware limited liability company, is its general partner and Mr. Gendell is the managing member of the general partner. These persons share voting and investment power with respect to the shares.
(3) These shares are held by the Trustee of the City Savings Financial Corporation Employee Stock Ownership Plan and Trust (the "ESOP"). The Employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted.
(4) Includes 7,554 shares held under the City Savings Bank Recognition and Retention Plan and Trust (the "RRP"), 1,110 shares subject to options granted under the City Savings Financial Corporation Stock Option Plan (the "Option Plan"), 10,362 shares allocated to Mr. Swirski's account under the Bank's 401(k) plan as of June 30, 2003, and 625 shares allocated to Mr. Swirski's account under the Holding Company's Employee Stock Ownership Plan (the "ESOP") as of December 31, 2002. Does not include options for 4,444 granted to the director under the Option Plan which are not exercisable within 60 days of the Voting Record Date.
(5) Includes 4,221 shares held under the RRP, 1,110 shares subject to options granted under the Option Plan, and 560 shares allocated to Mr. Koehm's account as of December 31, 2002, under the ESOP. Does not include options for 4,444 granted to the director under the Option Plan which are not exercisable within 60 days of the Voting Record Date.


                      PROPOSAL I --- ELECTION OF DIRECTORS

     The Board of Directors consists of five members. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors must have their primary domicile in LaPorte or Porter Counties, Indiana, must have had a loan or deposit relationship with the Bank for a continuous period of nine months prior to their nomination to the Board (or in the case of directors in office on September 20, 2001, prior to that date), and non-employee directors must have served as a member of a civic or community organization based in LaPorte or Porter Counties, Indiana for at least a continuous period of 12 months during the five years prior to their nomination to the Board. The two nominees for election as a director this year are Bruce W. Steinke and Thomas F. Swirski, each of whom currently serves as a director. Messrs. Steinke and Swirski each have been nominated to serve for a three-year term ending in 2006.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for the position of director of the Holding Company and each director continuing in office after the Annual Meeting, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. No nominee for director is related to any other nominee for director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by all directors and executive officers of the Holding Company as a group.



                                                             Director    Common Stock
                            Expiration of  Director of the    of the     Beneficially
                               Term as         Holding         Bank       Owned as of     Percentage
Name                           Director    Company Since       Since       9/2/2003       of Class(1)
------------------------------ --------    ---------------   --------   --------------    -----------
Director Nominees
Bruce W. Steinke                 2006           2001           1969        16,166(2)          2.9%
Thomas F. Swirski                2006           2001           2000        40,492(3)          7.3%

Directors Continuing in Office
Richard G. Cook                  2005           2001           1993         3,716(2)           *
George L. Koehm                  2004           2002           2002        37,291(4)          6.7%
Mark T. Savinski                 2004           2001           1992         8,757(2)          1.6%
All directors and
executive officers
as a group (7 persons)                                                    115,336(5)         20.6%

---------------------
*    Less than 1% of outstanding shares.
(1) Based upon information furnished by the respective director nominees and directors continuing in office. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the directors residing in their homes.
(2) Includes 3,111 shares held under the RRP and options for 555 shares granted under the Option Plan. Does not include options for 2,222 shares granted to the director under the Option Plan, which are not exercisable within 60 days of the Voting Record Date.
(3) Includes 7,554 shares held under the RRP, 1,110 shares subject to options granted under the Option Plan, 10,362 shares allocated to the director's account as of June 30, 2003, under the Bank's 401(k) plan and 625 shares allocated to the director's account as of December 31, 2002, under the ESOP. Does not include options for 4,444 granted to the director under the Option Plan which are not exercisable within 60 days of the Voting Record Date.
(4) Includes 4,221 shares held under the RRP, 1,110 shares subject to options granted under the Option Plan, and 560 shares allocated to the director's account as of December 31, 2002, under the ESOP. Does not include options for 4,444 granted to the director under the Option Plan which are not exercisable within 60 days of the Voting Record Date.
(5) Includes 22,218 shares held under the RRP, 4,718 shares subject to options granted under the Option Plan, 11,060 shares allocated to accounts as of June 30, 2003, under the Bank's 401(k) plan and 1,644 shares allocated to accounts as of December 31, 2002, under the ESOP. Does not include options for 20,969 granted under the Option Plan which are not exercisable within 60 days of the Voting Record Date.


     Presented below is certain information concerning the director nominees of the Holding Company:

     Richard G. Cook (age 66) retired in 1999 as Business Manager of the Michigan City Area Schools, a position that he held for 25 years. He currently serves as an outside consultant for Educational Services based in Indianapolis. He has served as Secretary of the Bank since 2000 and of the Holding Company since September 2001.

     George L. Koehm (age 41) has served as Executive Vice President of the Bank since November 2002, and Treasurer and Controller of the Bank since April 1999, Treasurer of City Savings Financial Services, Inc., since April 2000, and Treasurer of the Holding Company since September 2001. From 1997 until 1999, he served as Executive Vice President and Chief Operating Officer of Argo Federal Savings Bank. From 1989 until 1997, Mr. Koehm served as Vice President and Treasurer of Community Bank, F.S.B., and as Chief Financial Officer of Community Bank's holding company, CB Bancorp, Inc.

     Mark T. Savinski (age 49) has served since 1998 as District Director for U.S. Congressman, Peter J. Visclosky, First District of Indiana. From 1989 until 1998, Mr. Savinski served as Human Resource Manager for Modine Manufacturing Company in LaPorte, Indiana.

     Bruce W. Steinke (age 71) retired as President and Chief Executive Officer of the Bank in 2000. Mr. Steinke was employed by the Bank for over 30 years and has served on the board of directors since 1969. He has served as the Chairman of the Board of the Bank since January 2000 and of the Holding Company since September 2001.

     Thomas F. Swirski (age 48) has been President, Chief Executive Officer and Compliance Officer of the Bank since February 2000 and of City Savings Financial Services, Inc. since November 1999, and President and Chief Executive Officer of the Holding Company since September 2001. From 1981 until his appointment as President, Mr. Swirski served as Secretary, Mortgage Loan Manager and Compliance Officer of the Bank. Mr. Swirski has a Masters degree in Finance from Indiana University and is a graduate of the University of Wisconsin Graduate School of Banking.

     THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.


Executive Officers of the Company Who Are Not Directors

     The following information as to the business experience during the past five years is supplied with respect to executive officers of the Company who do not serve on the Company's Board of Directors. There are no arrangements or understandings between the persons named and any other person pursuant to which such officers were selected.

     James E. Drader (age 37) has served as Vice President of Commercial Lending of the Bank since November 2002. Mr. Drader joined the Bank in May 2002. From 1997 to 2002, Mr. Drader served as General Manager for D&M Excavating, Inc. in Michigan City, Indiana. From 1993 to 1997, Mr. Drader served as Assistant Vice President of Commercial Lending for First of America Bank with a promotion to Vice President in 1995. From 1989 to 1993, Mr. Drader served in various capacities for INB Northwest, N.A. Mr. Drader has a Bachelor of Science Degree in Agricultural Economics from Purdue University.

     Debra L. Moffitt (age 45) has served as Vice President of Mortgage and Consumer Lending of the Bank since November 2002, and Manager of the Mortgage and Consumer Lending Department since November 2000. From 1997 until 2000, Ms. Moffitt served as Asst. Vice President of Community Bank, FSB in many different capacities including Branch Management and Lending in the Consumer and Mortgage areas. Ms. Moffitt has served in management positions at several other local banks since 1975.


The Board of Directors and its Committees

     During the fiscal year ended June 30, 2003, the Board of Directors of the Holding Company met or acted by written consent five times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has an Audit Committee and a Stock Compensation Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

     The Audit Committee, the members of which are Richard G. Cook, Mark T. Savinski and Bruce W. Steinke, recommends the appointment of the Holding Company's independent accountants, and meets with them to outline the scope and review the results of such audit. The Audit Committee met four times during the fiscal year ended June 30, 2003.

     The Stock Compensation Committee administers the Option Plan and the RRP. The members of that Committee are Messrs. Richard G. Cook and Mark T. Savinski. It met four times during fiscal 2003.

     A committee consisting of Richard G. Cook and Mark T. Savinski nominated the slate of directors set forth in the Proxy Statement. Although this committee will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Directors must satisfy certain qualification requirements set forth in the Holding Company's By-Laws. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 120 days prior to the Annual Meeting; provided, however, that in the event that less than 130 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.


Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     During the fiscal year ended June 30, 2003, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Bank.

     The following table sets forth information as to annual, long-term and other compensation for services in all capacities to our President and Chief Executive Officer (the "Named Executive Officer") for the three fiscal years ended June 30, 2003. We had no other executive officers who earned over $100,000 in salary and bonuses during that fiscal year.



                                            Summary Compensation Table

                                                                                     Long Term Compensation
                                                                       -----------------------------------------------
                                  Annual Compensation                           Awards                  Payouts
                     -----------------------------------------------   ------------------------   --------------------
                                                          Other                      Securities              All Other
                                                          Annual       Restricted    Underlying    LTIP       Compen-
Name and                                                  Compen-         Stock       Options/    Payouts     sation
Principal Position   Year   Salary ($)(1)   Bonus ($)   sation($)(2)   Award(s)($)    SARs (#)      ($)       ($) (3)
------------------   ----   -------------   ---------   ------------   -----------   ----------   --------   ---------
Thomas F. Swirski    2003      $82,525        8,000          ---       $118,756(4)      5,554        ---       $2,124
                     2002      $74,525         ---           ---           ---           ---         ---       $2,134
                     2001      $67,750         ---           ---           ---           ---         ---       $1,965

-------------------
(1) Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code under the Bank's 401(k) Plan.
(2) Mr. Swirski received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.
(3) Other Compensation includes the Bank's matching contributions under its 401(k) Plan.
(4) The value of the restricted stock awards was determined by multiplying the fair market value of the Common Stock on the date the shares were awarded by the number of shares awarded. Of these shares, 5,554 vest over a five-year period, commencing October 23, 2002, and 2,000 vest over a five-year period commencing May 28, 2003. As of June 30, 2003, the number and aggregate value of restricted stock holdings by Mr. Swirski were 7,554 and $154,102, respectively. Dividends paid on the restricted shares are payable to the grantee as the shares vest and are not included in the table.


Stock Options

     The following table sets forth information related to options granted during fiscal year 2003 to the Named Executive Officer.

                        Option Grants - Last Fiscal Year
                               Individual Grants

                                       % of Total
                                     Options Granted   Exercise or
                         Options       to Employees     Base Price    Expiration
Name                  Granted(#)(1)   In Fiscal Year   ($/Share)(2)      Date
-------------------   -------------   --------------   ------------   ----------
Thomas F. Swirski         5,554           11.88%          $14.00      10/22/2012
-------------
(1) Options to acquire shares of the Holding Company's Common Stock. These options become exercisable as to 20% of the shares each year over a five-year period, commencing October 23, 2002, subject to earlier vesting under certain circumstances.
(2) The Option exercise price may be paid in cash or with the approval of the Stock Compensation Committee beginning on December 27, 2004, in shares of Holding Company Common Stock or a combination thereof. The Option exercise price equaled the market value of a share of the Holding Company Common Stock on the date of grant.

     The following table includes the number of shares covered by exercisable and unexercisable stock options held by the Named Executive Officer as of June 30, 2003. Also reported are the values for "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the fiscal year-end market price of the stock.


        Outstanding Stock Option Grants and Value Realized as of 6/30/03

                              Number of                Value of Unexercised
                        Securities Underlying              In-the-Money
                         Unexercised Options                Options at
                        at Fiscal Year End (#)         Fiscal Year End ($)(1)
                     ---------------------------    ---------------------------
Name                 Exercisable   Unexercisable    Exercisable   Unexercisable
------------------   -----------   -------------    -----------   -------------
Thomas F. Swirski        ---           5,554             ---         $35,546
----------------
(1) Amounts reflecting gains on outstanding options are based on the closing bid price per share for the shares on June 30, 2003, which was $20.40 per share.
(2) The shares represented could not be acquired by the Named Executive Officer as of June 30, 2003.

     No stock options were exercised by the Named Executive Officer during fiscal 2003.


     Employment Contract

     The Bank has entered into a three-year employment contract with Mr. Swirski. His contract became effective as of December 27, 2001. The contract extends annually for three additional terms of one year if the Bank's board of directors determines to so extend it, unless notice not to extend is properly given by either party to the contract. Mr. Swirski receives an initial salary under the contracts equal to his current salary, subject to increases approved by the board of directors. The contract also provides, among other things, for participation in other fringe benefits and benefit plans available to the Bank's employees. Mr. Swirski may terminate his employment upon 60 days' written notice to the Bank. The Bank may discharge Mr. Swirski for cause (as defined in the contract) at any time or in certain specified events. If the Bank terminates Mr. Swirski's employment for other than cause or if he terminates his own employment for cause (as defined in the contract), he will receive his base compensation under the contract for an additional three years if the termination follows a change of control in the Holding Company. The termination of employment of Mr. Swirski following a change in control must occur within 24 months after the change in control for these benefits to be payable. If the termination does not follow a change in control, Mr. Swirski will receive his contractual base compensation for the balance of his contract or for one year, whichever is less. In addition, during such periods, Mr. Swirski will continue to participate in the Bank's group insurance plans and retirement plans, or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, Mr. Swirski will have the right to cause the Bank to purchase any stock options he holds for a price equal to the fair market value (as defined in the contract) of the shares subject to such options minus their option price. If the payments provided for in the contract, together with any other payments made to Mr. Swirski by the Bank, are deemed to be payments in violation of the "golden parachute" rules of the Code, such payments will be reduced to the largest amount which would not cause the Bank to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation which would be paid under the contract to Mr. Swirski if the contract were terminated either after a change of control of the Holding Company or the Bank, without cause by the Bank, or for cause by Mr. Swirski would be approximately $247,575. For purposes of this employment contract, a change of control of the Holding Company is generally an acquisition of control, as defined in C.F.R. 574.4(a) (other than a change resulting from a trustee or other fiduciary holding shares of common stock under an employee benefit plan of the Holding Company or it subsidiaries).

     The employment contract protects the Bank's confidential business information and protects the Bank from competition by Mr. Swirski should he voluntarily terminate his employment without cause or be terminated by us for cause.


     Compensation of Directors

     The Bank pays its non-employee directors $300 for each regular meeting attended and $50 for each committee meeting attended. Total fees paid to our directors for the year ended June 30, 2003, were approximately $50,800.

     During fiscal 2003, each of the outside directors received grants of 3,111 shares under the RRP, 1,110 of which vest over a five-year period commencing October 23, 2002, and 2,001 of which vest over a five-year period commencing May 28, 2003. The outside directors were also granted stock options for 2,777 shares at an exercise price of $14.00 per share. These options vest over a five-year period commencing October 23, 2002.

     Directors of the Holding Company and of City Savings Financial Services, Inc. are not currently paid directors' fees. The Holding Company may, if it believes it is necessary to attract qualified directors or is otherwise beneficial to the Holding Company, adopt a policy of paying directors' fees.

     The Bank has also adopted a Deferred Director Supplemental Retirement Plan which provides for the continuation of directors fees to a director for 120 consecutive months immediately following the month in which the director's status as a director is terminated, subject to the vesting schedule described below. A director's interest in the Supplemental Plan vests at the rate of 20% per year beginning with the date on which the director completes five years of service on the board, provided that full vesting occurs upon a change in control of the Bank or the Holding Company. The interests of directors who, as of June 27, 2001, had served at least one year on the board vested immediately upon the adoption of the Supplemental Plan. All directors are participants in the Plan. Each of such directors is fully vested in the Plan, except Mr. Koehm who is 20% vested as of the date hereof. The benefits payable to a director under the Supplemental Plan are calculated by multiplying the director's vested percentage times the rate of directors' fees paid to the director immediately prior to the date his status as a director terminated. Such benefits continue for 120 consecutive months. In the event that a director's death occurs prior to the commencement of payments under the Supplemental Plan, or after the commencement of payments but prior to the completion of 120 consecutive months, no further installments shall be payable following the date of such director's death. For the year ended June 30, 2003, the Bank expensed $172,000 to fund the Supplemental Plan.


     Audit Committee Report, Charter, and Independence

     Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Holding Company's financial statements for the fiscal year ended June 30, 2003, included in the Holding Company's Shareholder Annual Report accompanying this Proxy Statement ("2003 Audited Financial Statements"):

          The Committee has reviewed and discussed the Holding Company's 2003 Audited Financial Statements with the Company's management.

          The Committee has discussed with its independent auditors (BKD, LLP) the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Holding Company's financial statements. BKD, LLP did not use any employees other than its full-time permanent employees on its audit of the Holding Company's 2003 Audited Financial Statements.

          The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the Holding Company and its related entities) and has discussed with the auditors the auditors' independence from the Holding Company. The Committee considered whether the provision of services by its independent auditors, other than audit services and reviews of Forms 10-QSB, is compatible with maintaining the auditors' independence.

          Based on review and discussions of the Holding Company's 2003 Audited Financial Statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Holding Company's 2003 Audited Financial Statements be included in the Holding Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003.

          This Report is respectfully submitted by the Audit Committee of the Holding Company's Board of Directors.

                            Audit Committee Members
                            -----------------------
                                Richard G. Cook
                                Mark T. Savinski
                                Bruce W. Steinke

     Audit Committee Charter. The Board of Directors has adopted a written charter for the Audit Committee. The Board of Directors reviews and approves changes to the Audit Committee Charter annually.


     Accountants' Fees

     Audit Fees. The firm of BKD, LLP ("BKD") served as our independent public accountants for each of our last two fiscal years ended June 30, 2002 and 2003. The aggregate fees billed by BKD for the audit of our financial statements included in our annual report on Form 10-KSB and for the review of our financial statements included in our quarterly reports on Form 10-QSB for our fiscal years ended June 30, 2002 and 2003, were $46,986 and $66,311, respectively.

     Audit-Related Fees. The aggregate fees billed in each of fiscal 2002 and 2003 for assurance and related services by BKD that are reasonably related to the audit or review of our financial statements and that were not covered in the Audit Fees disclosure above, were $75,000 and $0, respectively. These services included assistance in connection with the Bank's conversion to stock form.

     Tax Fees. The aggregate fees billed in each of fiscal 2002 and 2003 for professional services rendered by BKD for tax compliance, tax advice or tax planning were $4,800 and $4,800, respectively.

     All Other Fees. There were no fees billed in fiscal 2002 or 2003 for professional services rendered by BKD except as disclosed above.

     Board of Directors Pre-Approval. Our Board of Directors formally adopted resolutions pre-approving our engagement of BKD to act as our independent auditor for the last two fiscal years ended June 30, 2003. The Audit Committee has not adopted pre-approval policies and procedures in accordance with paragraph (c) (7) (i) of Rule 2-01 of Regulation S-X, because it anticipates that in the future the engagement of BKD will be made by the Audit Committee and all non-audit and audit services to be rendered by BKD will be pre-approved by the Audit Committee. The Board of Directors for the last two fiscal years pre-approved audit-related and tax services provided by BKD. Our independent auditors performed all work described above with their respective full-time, permanent employees.

     Independence of Audit Committee Members. The Holding Company's Audit Committee is comprised of Messrs. Cook, Savinski and Steinke. A majority of the members of the Audit Committee meet the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers.


Transactions With Certain Related Persons

     We have followed a policy of offering to our directors, officers, and employees real estate mortgage loans secured by their principal residence as well as other loans. Current law and the Bank's conflict of interest policy authorize us to make loans or extensions of credit to our executive officers, directors, and principal shareholders on the same terms that are available with respect to loans made to persons who are not covered by the conflict of interest policy. All loans to directors and executive officers must be approved in advance by a majority of the disinterested members of the board of directors. Our policy regarding loans to directors and employees meets the requirements of current law. Loans to directors, executive officers and their associates totaled approximately $447,000, or 4.04% of equity capital at June 30, 2003.


                                  ACCOUNTANTS

     BKD, LLP has served as auditors for the Bank and the Holding Company since 2001. The Holding Company believes that a representative of BKD, LLP will be present at the Annual Meeting with the opportunity to make a statement if he or she so desires. He or she will also be available to respond to any appropriate questions shareholders may have. The Audit Committee of the Holding Company has not yet completed the process of selecting an independent public accounting firm to audit the Holding Company's books, records and accounts for the fiscal year ended June 30, 2004.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, he Holding Company believes that during the fiscal year ended June 30, 2003, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner.


                             SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company and included in the Proxy Statement and form of proxy relating to that meeting must be received at the main office of the Holding Company for inclusion in the proxy statement no later than 120 days in advance of September 15, 2004. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 2000 Franklin Street, Michigan City, Indiana 46360.

     A shareholder proposal being submitted for presentation at the Annual Meeting but not for inclusion in the Holding Company's proxy statement and form of proxy, will normally be considered untimely if it is received by the Holding Company later than 120 days in advance of October 22, 2004. If, however, less than 130 days' notice or prior public disclosure of the date of the next Annual Meeting is given or made to shareholders (which notice or public disclosure of the date of the meeting shall include the date of the Annual Meeting specified in publicly available By-Laws, if the Annual Meeting is held on such date), such proposal shall be considered untimely if it is received by the Holding Company later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure is made. If the Holding Company receives notice of such proposal after such time, each proxy that the Holding Company receives will confer upon it the discretionary authority to vote on the proposal in the manner the proxies deem appropriate, even though there is no discussion of the proposal in the Holding Company's proxy statement for the next Annual Meeting.


                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.



                                     By Order of the Board of Directors



                                     /s/ Thomas F. Swirski

                                     Thomas F. Swirski



September 15, 2003

                                REVOCABLE PROXY

                       CITY SAVINGS FINANCIAL CORPORATION

                         Annual Meeting of Shareholders
                                October 22, 2003

|X|  PLEASE MARK VOTES AS IN THIS EXAMPLE

     The undersigned hereby appoints Debra L. Moffitt and James E. Drader, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of City Savings Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Corporation's principal office, 2000 Franklin Street, Michigan City, Indiana, on Wednesday, October 22, 2003, at 1:30 p.m., and at any and all adjournments thereof, as follows:

1. The election as directors of
   all nominees listed below
   (except as marked to the
   contrary):                        |_| FOR   |_| WITHHOLD   |_| FOR ALL EXCEPT

                    Bruce W. Steinke       Thomas F. Swirski
                          (each for a three-year term)

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

           ______________________________________________________

           ______________________________________________________


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" each of the listed propositions.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This  Proxy  may be  revoked  at any  time  prior  to the  voting  thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Please be sure to sign and date this Proxy in the box below.


Date _____________________           ___________________________________________
                                     Stockholder sign above

                                     ___________________________________________
                                     Co-holder (if any) sign above

--------------------------------------------------------------------------------

   Detach above card, sign, date and mail in postage-paid envelope provided.

                       CITY SAVINGS FINANCIAL CORPORATION

The above signed acknowledges receipt from City Savings Financial Corporation, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

Please sign as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

            PLEASE PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________